Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of the Federal Home Loan Bank of Chicago (the “Bank”) on Form 10-K for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Roger D. Lundstrom, Executive Vice President, Financial Information, certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Bank.

Date: March 30, 2006	By:	/s/ Roger D. Lundstrom
	Name:	Roger D. Lundstrom
	Title:	Executive Vice President, Financial Information

A signed original of this written statement has been provided to the Bank and will be retained by the Bank and furnished to the Securities and Exchange Commission or its staff upon request.